UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 17, 2000

                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



             0-08507                                     75-1441442
             -------                                     ----------
     (Commission File Number)               (I.R.S. Employer Identification No.)



        1301 Avenue M, Cisco, Texas                        76437
        ---------------------------                        -----
  (Address of principal executive offices)              (Zip Code)



                                 (254) 442-3968
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.       Other Events.
-------       -------------

            Reference is made to the press release of the Registrant issued on May 17, 2000, and the press release of the Registrant issued on May 24, 2000, each of which contains information regarding events reportable under this Item
5. A copy each press release, which is incorporated herein by this reference, is attached to this Form 8-K as Exhibits 99.1 and 99.2.

Item 7.       Financial Statements and Exhibits.
-------       ----------------------------------

(c)      Exhibits.         The following exhibit is filed with this Report:
         --------

                  99.1     Press Release Issued by Registrant on May 17, 2000.
                  99.2     Press Release Issued by Registrant on May 24, 2000.










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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROADBAND WIRELESS
                                            INTERNATIONAL CORPORATION
                                                 (Registrant)



Date:          May 25, 2000                 By: /s/ Ivan W. Webb
                                                ---------------------------
                                                    Ivan W. Webb, President












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



                                INDEX TO EXHIBITS

                                                                      Appears at
                                                                    Sequentially
 Exhibit                                                              Numbered
  Number                                Description                     Page
-----------   ---------------------------------------------------   ------------

   99.1       Press Release Issued by Registrant on May 17, 2000.         5
   99.2       Press Release Issued by Registrant on May 24, 2000.         6



















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